1 First-Quarter Results April 28, 2021 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2021 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, capital expenditures, net debt and leverage, free cash flow and the drivers thereof; the impact of economic recovery, cost reductions, leverage, the PAI acquisition, the G4S acquisitions and cross-currency interest rate swap; growth opportunities in U.S. cannabis; strength of cash levels; future in-person retail sales and e-commerce; ESG initiatives and commitments; strategic targets (including Strategic Plan 2); the impact of the ARPA on future payments to fund pension obligations and expected future payments to fund UMWA obligations. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics (including the ongoing COVID-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of COVID-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2020 and in related disclosures in our other public filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Safe Harbor Statements and Non-GAAP Results

3 Strong 1Q revenue and profit growth • Revenue up 12%...driven by G4S acquisition; organic recovery to 94% of 1Q20 • Operating profit up 43%, margin up 200 bps to 9.2% • Adjusted EBITDA up 32%, margin up 210 bps to 14.0% • EPS up 64%...$.82 vs $.50 • Acquisitions and sustainable cost reductions more than offset pandemic headwinds, primarily in Europe Recent acquisitions support strategy, add management depth; contribute revenue and profit growth in 2021 • G4S acquisitions largely integrated, expected to exceed synergy target • PAI acquired 4/1 for $213M (~7x pre-synergy EBITDA multiple), provides managed services for ~100K ATMs, highly scalable business model, internal cross-selling opportunities, strong management with industry expertise • G4S and PAI expected to add $130M of Adjusted EBITDA in 2021 2021 guidance increased to reflect PAI contribution and currency swap • Expect ~$705M in Adjusted EBITDA at midpoint (15.8% margin); no material contributions from Strategy 2.0 • PAI expected to add ~$22M Adjusted EBITDA in 2021 (~$30M annualized) • Expect $4.95 EPS at midpoint; increase driven by PAI accretion and cross-currency interest rate swap • Expect accelerating revenue and margin growth driven by economic recovery, cost reductions and leverage Investor Day planned for October 2021…3-year plan and financial targets • Strategy 1.0 WD+L: Driving organic profit growth initiatives “wider and deeper” across global footprint • Strategy 1.5: $1.4B in liquidity, continue to assess additional acquisition opportunities • Strategy 2.0: Digital solutions to drive subscription-based recurring revenue growth • Substantial growth opportunity in U.S. cannabis pending legislation Key Messages (Non-GAAP, $ Millions, except EPS) Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com.

4 $3.89 $3.76 2019 2020 2021 $392 $381 2019 2020 2021 2021 Guidance Increased 13.5% Margin 15.9% Margin 12.7% Margin 15.8% - 16.3% Margin 13.3% Margin ~14.5% Margin 11.8% Margin Guidance Guidance GuidanceGuidance Revenue1 +21% $3,680 $3,691 2019 2020 2021 ~15.7% Margin Adj. EBITDA1 +25% $567 $566 2019 2020 2021 EPS1 +32% Op Profit1 +34% 10.3% Margin 10.6% Margin ~15.8% Margin 15.3% Margin 15.4% Margin (Non-GAAP, $ Millions, except EPS) ~11.5% Margin $4,650 $4,250 $4,450 $556 $466 $511 $750 $660 $705 $5.55 $4.35 $4.95 Margin +120 bps+10% organic Expect Operating Profit Margin Up 120 bps to 11.5% 1. 2021 growth rates calculated based on mid-point of range provided vs 2020 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix.

5 U.S. and Euro Cash at Record Levels5 1. U.S. currency in circulation through 3/31/21. Source: St. Louis Federal Reserve (FRED). Weekly (QoQ) / Monthly (Historical) Average Currency in Circulation (Billions of Dollars, Weekly, Not Seasonally Adjusted) 2. Represents year-over-year increase in value of cash processed in U.S. 3. Euro currency in circulation through March 2021. Source: ECB. Monthly Currency in Circulation (Billions, Monthly, Not Seasonally Adjusted) 4. Represents year-over-year increase in number of withdrawal transactions on “same terminal” basis 5. Refers to USD currency-in-circulation levels from 1917 to present; Euro levels from 2002 to present Cash Levels Stronger Post-COVID USD – Cash in Circulation1 Brink’s Cash Levels PAI U.S. ATM Levels Euro – Cash in Circulation3 (Euro, Billions) (USD, Billions) 17% First-Quarter 2021 YoY % Increase YoY % Increase First-Quarter 2021 12% +4% Value of Cash2 +18% Withdrawal Transactions4 2018 2019 2020 2021 1,300 1,400 1,500 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2018 2019 2020 2021 1,000 1,100 1,200 1,300 1,400 1,500 ~6% 1990-2020 30-yr CAGR ~9% 2002-2020 18-yr CAGR Brink’s U.S. Cash Processed First-Quarter 2021

6 In-Store Shopping, Where Cash is Preferred, Forecasted to Continue Dominating U.S. Retail During 2020 pandemic period, 86% of retail sales were in person1 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2019 2020 2021 2022 2023 2024 2025 eC om m er ce G ro w th To ta l R et ai l S al es (T ril lio ns ) eCommerce In-Person Retail Sales eCommerce Growth 89% 86% 83% 81% 79% 77%84% 11% 14% 16% 17% 19% 21% 23% $4.9T $5.2T Growing in-person sales dominate U.S. retail1 In-person sales to rise to $5.2T by 2025 35% 32% 27% 6% Cash has largest share of in- person transactions2 Cash Debit Cards Credit Cards Other 1. U.S Census Bureau (2019-2020), eMarketer (2021-2025) 2. 2020 Findings from the Diary of Consumer Payment Choice, Federal Reserve Bank of San Francisco 3. Square Inc.’s “Making Change” report series, February 2021 4. Square Inc.’s “Making Change” report series, June 2020 • Cash transactions represent ~1/3 of Square sellers’ payments3 • 85% of small businesses intend to continue accepting cash, up from 83% in 20194

7 $905 $873 $978 $987 2019 2020 2021 Const. Curr. Revenue +12% Constant currency +13% Organic (6%) Acq +20% FX (1%) First-Quarter 2021 Results (Non-GAAP, $ Millions, except EPS) EPS +64% Constant currency +76% $0.81 $0.50 $0.82 $0.88 2019 2020 2021 Const. Curr. Adj. EBITDA +32% Constant currency +36% $132 $104 $137 $142 2019 2020 2021 Const. Curr. 14.6% Margin Op Profit +43% Constant currency +50% Organic +30% Acq +20% FX (8%) $85 $63 $90 $95 2019 2020 2021 Const. Curr. 9.4% Margin 11.9% Margin7.2% Margin 9.2% Margin 14.0% Margin9.6% Margin 14.4% Margin +43% excluding MGI impact1 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. Constant currency represents 2021 results at 2020 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc.

8 First-Quarter Revenue and Operating Profit vs 2020 % Change (1%)(6%) 20% 12%13% Constant Currency Constant Currency 8.8% Margin 10.1% Margin % Change (8%)30% 20% 43%50% (Non-GAAP, $ Millions) Revenue Operating Profit $873 ( $56 ) $170 $987 ( $9 ) $978 2020 Revenue Organic Acq / Disp* 2021 Revenue Before FX FX 2021 Revenue $63 $19 $13 $95 ( $5 ) $90 2020 Op Profit Organic Acq / Disp* 2021 Op Profit Before FX FX 2021 Op Profit 7.2% Margin 9.6% Margin 9.2% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2019 results in the Appendix. * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses.

9 $90 ( $27 ) ( $20 ) ( $2 ) $41 $44 $47 $8 ( $3 ) $137 Op Profit Interest Expense Taxes Other Income from Continuing Ops D&A Interest Exp & Taxes Stock Comp Marketable Securities Adj. EBITDA First-Quarter Adjusted EBITDA and EPS vs 2020 Q1 2021 EPS: $0.82 +64% vs PY Q1 2020 EPS: $0.50 (Non-GAAP, $ Millions, except EPS) +32% vs PY Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. $27 vs 2020 ($8) ($8) $16 $7 $16 $- $33$4 ($6) Q1 2021 EPS includes $0.05 MGI Impact 9.2% Margin 14.0% Margin

10 $130 $52 $138 $60 $101 $31 $150 $35 $25 $26 $18 $30$155 $165 $119 $180 Capital Expenditures ($ Millions) 2018 Actual 2019 Actual 2020 Actual 2021 Target Cash CapEx ex. Cash Devices Cash Devices Financing Leases Note: Amounts may not add due to rounding. Cash CapEx as % Revenue 4.5% 4.5% 3.2% ~4.0%

11 2021 Free Cash Flow Target (Non-GAAP, $ Millions) $466 – $556 $194 $660 – $750 ( $95 ) ( $95 ) ( $105 ) ( $180 ) $185 – $275 $220– $310 Adj. EBITDA WC, Cash Restructuring & Deferred Payments Cash Taxes Cash Interest Cash CapEx Free Cash Flow before Dividends Pro-forma Growth of ~65% Excluding Deferred Payments $94 - 184vs 2020 ($3) ($18) ($27) ($67) ($21) - $69 Cash Interest: Higher due to acquisitions, partially offset by cross-currency interest rate swap Cash Capital Expenditures: Higher due to temporary reductions in 2020 Cash Taxes: Higher due to timing of refunds Free Cash Flow before Dividends Working Capital and Cash Restructuring: Lower restructuring expected in 2021 post-Covid- 19 and G4S acquisition $35 Deferred Payments to be made: primarily payroll taxes in US and France Adjusted EBITDA D&A / Other Op Profit Adjusted EBITDA 1 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Includes cash proceeds from sale of property, equipment and investments. excluding deferred payroll taxes 33-41% of EBITDA $59 - $149

12 $206 $219 $219 $1,000 $1,000 $1,000 $1,298 $1,281 $1,281 $602 $561 12/31/2020 3/31/2021 12/31/2021 Pro-forma Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash and Debt Capacity ~$1.4 Billion of Liquidity Expected at Year-End Strong Financial Health - Ample Liquidity ($ Millions, except where noted) Cash Available Revolver Utilized Revolver ~$1.6 B Liquidity • Increased liquidity in 2020 • Incremental $590 million Term Loan A closed on April 1, 2020 • Incremental $400 million Senior Notes closed on June 22, 2020 • No Maturities until 2024 • Credit Facility matures February 2024 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 • Interest Rates • Variable interest LIBOR plus 2.00% • $400M USD/EUR interest rate swap saves 151 bps • Debt Covenants Amended • Net secured debt leverage ratio of 1.8x vs 4.25x max ~$1.45 B Liquidity ~$1.4 B Liquidity 1 • No legacy liability contributions expected until 2029 (Slide 23) • Moody’s Ba2 (Stable); S&P BB (Stable) 1. Pro-forma liquidity at year-end 2021, considering our 2021 Free Cash Flow Target and the impact of the PAI acquisition.

Net Debt and Leverage

(Non-GAAP, $ Millions)

Net Debt


The impact on Net Debt from Free Cash Flow before Dividends is offset by other financing and investing items[5]
$1,884
$988
$896
$2,026
$988
$1,038
$2,055 - $2,145
$990
$1,065 – $1,155
Unsecured Senior Notes[4]
Secured Net Debt
12/31/2020 Actual
3/31/2021 Actual
12/31/2021[2] Estimate

Adjusted EBITDA and Financial Leverage


Net Debt Leverage Ratio[1]
3.3
3.4
~2.7 – 3.2
Fully-synergized Secured Leverage Ratio[3] (Max = 4.25)
~1.8
Adjusted EBITDA
$566
$599
$660 - $750
2020 Actual
Q1 2021 TTM Actual
2021 Guidance

Synergized Secured Leverage Ratio 1.8x vs 4.25x Covenant Max

Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.

1. Net Debt divided by Adjusted EBITDA.
2. Pro-forma Net Debt at year-end, considering our 2021 Free Cash Flow Target and the impact of the PAI acquisition.
3. Bank-defined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions
4. Net of unamortized debt issuance costs of $13 million in 2020 and $10 million in 2021.
5. Other financing and investing items impacting Net Debt but excluded from Free Cash Flow before Dividends include dividends, share repurchase, debt financing costs, acquisitions and other items.

13

14 Strategy Update

15 Strategy 2.0 Digital Cash Management Strategy 1.5 Acquisitions Strategy 1.0 Wider Deeper + Leverage Core Organic Growth 2.1 – Digital Cash Management 2.2 – Enterprise Cash Automation 2.3 – ATM Managed Services 2.4 – Integrating Cash with Digital Payments Strategy 2.0 adds digital cash management solutions Strategic Plan 2: A New Layer of Growth on a Strong Foundation 2020 2021 • Leverage – sustained cost reductions + rev growth expected to add 150 bps margin by 2022 • WD Target $70M cost reductions 2021 - 2022 o Implementing efficiency initiatives over expanded platform with dedicated Lean experts • $2.2B invested in 15 acquisitions, including G4S and PAI • G4S largely integrated, expect to exceed synergy targets • $1.4B in liquidity, assessing new opportunities to support core & 2.01 20232022 1. Pro-forma liquidity at year-end 2021, considering our 2021 Free Cash Flow Target and the impact of the PAI acquisition.

16 Brink’s Complete – Digital Cash Management Solutions Making cash as convenient, simple and cost effective as other digital payments. + Retailers Enterprise Retailers Financial Institutions Retailers Retailers 2.1 2.2 2.3 2.4 Digital Cash Management Solutions Cash Process Automation Full Range of ATM solutions Integrating Cash with Digital Payments • Digital deposit to retailer same as credit/debit and mobile payments1 • App-based deposits, monitoring and other services • Digital cash management for high-volume enterprise retailers • Labor savings and cash visibility from register to bank • Enabling full ATM network outsourcing to improve customer service at a lower cost • Integration of digital cash management (2.1) with other digital payments at the register • Combining settlement, billing and reconciliation for all payment types Customer Benefits • Optimization of working capital • Reduced labor costs and losses • App-based, digital customer experience 1 1. Following advancement and settlement of direct credit

17 Retailers need managed service partners that offer complete ATM solutions Financial Institutions seek to rationalize branch networks, increase reliance on ATMs Strategy 2.3 – Full Range of ATM Solutions Brink’s now provides a full suite of managed ATM services Brink’s Benefits • Expands cash solutions – end-to-end service offerings • Significant cross-selling opportunities and customer access • Higher-value, higher-margin services • Long-term, recurring revenue streams Customer Benefits • Leading ATM technology and operating systems plus cash solutions • Frees up resources and capital • Allows financial institutions to retire legacy ATM infrastructure & outsource at lower cost

18 Technology Platform Extends Brink’s Service Offerings • PAI’s end-to-end SaaS services strengthen Strategy 2.0 value proposition • Strong management team with deep industry expertise PAI Acquisition – A 2.3 Platform for U.S. Customers 2021 Projected Financials Operations 100,000 ATMs 225 EMPLOYEES $320m REVENUE (GROSS)1 $30m ADJ. EBITDA Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Highly Scalable Business Model • Recurring revenue streams and asset-light capital structure • Proprietary software and superior reporting technology Significant Cross-Selling Opportunities • Synergies with other 2.0 services for retailers • Potential to increase financial institution outsourcing Acquired April 1st for $213 million 1. We are currently evaluating PAI historical revenue accounting for consistency with Brink’s accounting policies and it is possible that certain PAI revenue will be reported net of fees shared with partners, thus reducing revenue and associated costs by offsetting amounts. The conclusions from this evaluation are forthcoming. Our 2021 guidance reflects the most conservative outcome.

19 $3,680 $3,691 $4,250 - $4,650 10.6% 10.3% 11.0% - 12.0% 15.4% 15.3% 15.5% - 16.1% $392 $381 $466- $556 $175 $185 ~194 2019 2020 2021 Guidance Proven Performance…Bright Future Adj. EBITDA Op Profit D&A/Other Op Profit Adj. EBITDA Revenue, Adjusted EBITDA & Operating Profit (Non-GAAP, $ Millions, except EPS) 2021 Guidance $660 - $750 Low Mid High Midpoint vs 2020 Revenue $4,250 $4,450 $4,650 +21% Op Profit Margin $466 11.0% $511 11.5% $556 12.0% +34% Adj. EBITDA Margin $660 15.5% $705 15.8% $750 16.1% +25% EPS $4.35 $4.95 $5.55 +32% Strategic Plan 2 (2021 – 2023) • Continue Strategy 1.0 WD+L organic growth and profit improvement plus margin leverage • Continue Strategy 1.5 acquisitions; add 2.0 platform acquisitions (PAI), CIT core “bolt-ons” • Strategy 2.0 expected to add a new layer of growth & improved profitability in 2022 $567 $566 Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the First Quarter 2021 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Revenue

20 Appendix

First-Quarter Results by Segment

($ Millions)

North America[1]

Revenue (7%) **Op Profit +141%**
Constant currency (8%) **+141%**

	Revenue	Op Profit
Organic	(8%)	+141%
Acq	-	-
FX	+1%	-

Latin America

Revenue (10%) **Op Profit (3%)**
Constant currency: +2% **+12%**

	Revenue	Op Profit
Organic	-	+12%
Acq	+2%	+1%
FX	(12%)	(15%)

Europe

Revenue +70% **Op Profit +405%**
Constant currency +56% **+371%**

	Revenue	Op Profit
Organic	(20%)	+14%
Acq	+76%	+357%
FX	+13%	+33%

Rest of World

Revenue +66% **Op Profit +124%**
Constant currency +59% **+115%**

	Revenue	Op Profit
Organic	(4%)	+79%
Acq	+63%	+36%
FX	+7%	+9%



$341
$317
$13
3.9% Margin
$32
10.2% Margin
2020 2021
2020 2021
$299
$270
$61
20.2% Margin
$59
21.8% Margin
2020 2021
2020 2021
$126
$214
$2
$11
4.9% Margin
2020 2021
2020[2] 2021
$107
$177
$14
12.8% Margin
$30
17.2% Margin
2020 2021
2020 2021

1. In the first quarter of 2021, we changed the method for calculating the allowance for doubtful accounts of the North America segment's U.S. business. This change in method resulted in a $12.3 million operating profit increase in the segment, which was offset by a $12.3 million increase to Corporate expense, resulting in no impact to consolidated operating profit for the quarter. Historically, all Brink's business units followed an internal Company policy for determining an allowance for doubtful accounts and the allowances were then reconciled to the required U.S. GAAP estimated consolidated allowance, with any differences reported as part of Corporate expense. Other than for the U.S. business, the reconciling differences were not significant. We changed the U.S. calculation of the allowance in order to more closely align it with the U.S. GAAP consolidated calculation and to minimize reconciling differences, resulting in the offsetting $12.3 million adjustments to align the methods.
2. 1Q20 Op Profit Margin of 1.7%

Note: Constant currency represents 2021 results at 2020 exchange rates.

21

22 Debt Maturity Profile $70 $70 $70 $1,089 $400 $600 $1,000 2021 2022 2023 2024 2025 2026 2027 Term Loan A Senior Notes Revolver Maturity Schedule for Credit Facility and Senior Notes Senior Notes ($ Millions)

Estimated Cash Payments for Legacy Liabilities

($ Millions)

Payments to Primary U.S. Pension


No cash payments are expected in foreseeable future
2021
2022
2023
2024
2025
2026

Payments to UMWA


$0
$23
$24
$23
$281
2020
2029
2030
2031
After 2031

Primary US Pension

- The American Rescue Plan Act ("ARPA") signed into law in March, 2021, provides funding relief for single-employer defined benefit pension plans. The ARPA provisions result in significant reduction in, and deferral of, minimum funding requirements. Because of the significant impact the ARPA provisions have on our primary U.S. pension plan's estimated future funding requirements, we have updated the assumptions used to calculate the estimated future payments. Based on these revised assumptions, no cash payments to the plan are needed in the foreseeable future.
- Remeasurement occurs every year-end: disclosed in the 2020 annual report on Form 10-K

UMWA

- Based on actuarial assumptions (as of 12/31/20), cash payments are not needed until 2029
- Remeasurement occurs every year-end: disclosed in the 2020 annual report on Form-10K

23

24 2019 Q1 Full Year Revenues: GAAP $ 905.0 3,683.2 Acquisitions and dispositions(a) - 0.5 Internal loss(a) - (4.0) Non-GAAP $ 905.0 3,679.7 Operating profit (loss): GAAP $ 58.4 236.8 Reorganization and Restructuring(a) 3.5 28.8 Acquisitions and dispositions(a) 17.2 88.5 Argentina highly inflationary impact(a) 4.3 14.5 Internal loss(a) - 20.9 Reporting compliance(a) 1.4 2.1 Non-GAAP $ 84.8 391.6 Interest expense: GAAP $ (23.0) (90.6) Acquisitions and dispositions(a) 1.5 5.8 Non-GAAP $ (21.5) (84.8) Taxes: GAAP $ 9.7 61.0 Retirement plans(c) 1.9 11.1 Reorganization and Restructuring(a) 1.0 7.1 Acquisitions and dispositions(a) 1.7 5.1 Tax on accelerated income(d) - 7.3 Argentina highly inflationary impact(a) - (1.4) Internal loss(a) - 4.0 Reporting compliance(a) - 0.1 Gain on lease termination(h) - (1.2) Income tax rate adjustment(b) 4.9 - Non-GAAP $ 19.2 93.1 2019 Non-GAAP Results Reconciled to GAAP (1 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) Amounts may not add due to rounding. See slide 26 for footnote explanations.

25 2019 Q1 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP $ 13.7 28.3 Retirement plans(c) 6.5 36.2 Venezuela operations(g) 0.5 0.9 Reorganization and Restructuring(a) 2.5 21.7 Acquisitions and dispositions(a) 17.0 88.4 Tax on accelerated income(d) - (7.3) Argentina highly inflationary impact(a) 4.3 15.9 Internal loss(a) - 16.9 Reporting compliance(a) 1.4 2.0 Gain on lease termination(h) - (4.0) Income tax rate adjustment(b) (4.9) - Non-GAAP $ 41.0 199.0 EPS: GAAP $ 0.27 0.55 Retirement plans(c) 0.13 0.71 Venezuela operations(g) 0.01 0.02 Reorganization and Restructuring(a) 0.05 0.43 Acquisitions and dispositions(a) 0.33 1.73 Tax on accelerated income(d) - (0.14) Argentina highly inflationary impact(a) 0.09 0.31 Internal loss(a) - 0.33 Reporting compliance(a) 0.03 0.04 Gain on lease termination - (0.08) Income tax rate adjustment(b) (0.10) - Non-GAAP $ 0.81 3.89 Depreciation and Amortization: GAAP $ 47.9 185.0 Reorganization and Restructuring(a) (0.1) (0.2) Acquisitions and dispositions(a) (6.4) (30.9) Argentina highly inflationary impact(a) (0.2) (1.8) Non-GAAP $ 41.2 152.1 2019 Non-GAAP Results Reconciled to GAAP (2 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Amounts may not add due to rounding. See slide 26 for footnote explanations.

26 2019 Non-GAAP Results Reconciled to GAAP (3 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2021 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2021 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2021. The 2021 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2021 or other potential Non- GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2021. Amounts may not add due to rounding a) See “Other Items Not Allocated To Segments” on slide 27 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.4% for 2019. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) The non-GAAP tax rate excludes the 2019 foreign tax benefits that resulted from the transaction that accelerated U.S. tax in 2015. e) Due to reorganization and restructuring activities, there was a $7.7 million non-GAAP adjustment to share-based compensation in 2019. There is no difference between GAAP and non-GAAP share-based compensation amounts for the other periods presented. f) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. In the fourth quarter of 2020, we changed our definition of Adjusted EBITDA to exclude non-GAAP marketable securities (gain) loss and all previously disclosed information for all periods presented has been revised. g) Post-deconsolidation funding of ongoing costs related to our Venezuelan operations was $0.9 million in 2019 and was expensed as incurred and reported in interest and other nonoperating income (expense). We do not expect any future funding of the Venezuela business, as long as current U.S. sanctions remain in effect. h) Gain on termination of a mining lease obligation related to former coal operations. We have no remaining mining leases. i) Due to the impact of Argentina highly inflationary accounting, there was a $0.1 million non-GAAP adjustment for a loss in the first quarter of 2019. There is no difference between GAAP and non-GAAP marketable securities gain and loss amounts for the other periods presented. 2019 Q1 Full Year Adjusted EBITDA(f): Net income (loss) attributable to Brink's - GAAP $ 13.7 29.0 Interest expense - GAAP 23.0 90.6 Income tax provision - GAAP 9.7 61.0 Depreciation and amortization - GAAP 47.9 185.0 EBITDA $ 94.3 365.6 Discontinued operations - GAAP - (0.7) Retirement plans(c) 8.4 47.3 Venezuela operations(g) 0.5 0.9 Reorganization and Restructuring(a) 3.4 28.6 Acquisitions and dispositions(a) 10.8 56.8 Argentina highly inflationary impact(a) 4.1 12.7 Internal loss(a) - 20.9 Reporting compliance(a) 1.4 2.1 Gain on lease termination(h) - (5.2) Income tax rate adjustment(b) - - Share-based compensation(e) 8.9 35.0 Marketable securities (gain) loss(i) - 2.9 Adjusted EBITDA $ 131.8 566.9

27 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Other Restructurings Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized charges of $28.8 million in 2019, primarily severance costs and charges related to the modification of share-based compensation awards. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2019 Acquisitions and Dispositions • We incurred $43.1 million in integration costs related to Dunbar, Rodoban, COMEF and TVS in 2019. • Amortization expense for acquisition-related intangible assets was $27.8 million in 2019. • Transaction costs related to business acquisitions were $7.9 million in 2019. • Restructuring costs related to acquisitions, primarily Rodoban and Dunbar, were $5.6 million in 2019. • In 2019, we recognized $2.2 million in net charges, primarily asset impairment and severance costs, related to the exit from our top-up prepaid mobile phone business in Brazil. • Compensation expense related to the retention of key Dunbar employees was $1.5 million in 2019. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In 2019, we recognized $14.5 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $11.3 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In 2019, we incurred $4.5 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. In the third quarter of 2019, we were able to identify $4.0 million of revenues billed and collected in prior periods which had never been recorded in the general ledger. We also identified and recorded $0.3 million in bank fees, which had been incurred in prior periods. The rebuild of the subledger was substantially completed during the third quarter of 2019. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we plan to attempt to collect these receivables, we estimated an increase to bad debt expense of $13.7 million in the third quarter of 2019. The estimate of the allowance for doubtful accounts was adjusted in the fourth quarter of 2019 for an additional $6.4 million. This estimate will be adjusted in future periods, if needed, as assumptions related to the collectability of these accounts receivable change. At December 31, 2019, we have recorded an allowance of $19.2 million on $34.0 million of accounts receivable, or 56%. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from 2019 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($1.8 million in 2019) and the mitigation of material weaknesses ($0.3 million in 2019).

28 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, December 31, 2020 and March 31, 2021. December 31, March 31, (In millions) 2020 2021 Debt: Short-term borrowings $ 14.2 $ 23.8 Long-term debt 2,471.5 2,563.3 Total Debt 2,485.7 2,587.1 Less: Cash and cash equivalents 620.9 598.1 Amounts held by Cash Management Services operations(a) (19.1) (37.0) Cash and cash equivalents available for general corporate purposes 601.8 561.1 Net Debt $ 1,883.9 $ 2,026.0